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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02090

Invesco Bond Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/18

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 28, 2018

Invesco Bond Fund
NYSE: VBF

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

For much of the reporting period, major US stock market indexes rose to record highs – but in early 2018, volatility returned to the US stock and bond markets. Investors worried about how rising interest rates might affect economic growth; those concerns caused the US stock market, which many investors believed had risen too far, too fast, to pull back. Throughout the reporting period, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive, particularly after passage of legislation cutting personal and corporate tax rates in December. The US economy expanded throughout the reporting period, and the first signs of rising inflation appeared. In response, the US Federal Reserve raised interest rates three times, and the tone of its statements grew more hawkish regarding potential rate increases in 2018.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about your Fund’s performance and portfolio holdings. In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 341 2929. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                          Invesco Bond Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the fund’s investment strategy.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2018, Invesco Bond Fund (the Fund), at net asset value (NAV), outperformed the Fund’s benchmark, the Bloomberg Barclays Baa U.S. Corporate Bond Index. The Fund’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of shares outstanding. Market price reflects the supply and demand for Fund shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance

Total returns, 2/28/17 to 2/28/18

Fund at NAV	3.44%
Fund at Market Value	1.12
Bloomberg Barclays Baa U.S. Corporate Bond Index▼	2.87

Market Price Discount to NAV as of 2/28/18	-7.18
Source(s): ▼FactSet Research Systems Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Fund seeks to provide interest income while conserving capital by investing primarily in fixed-rate US investment grade corporate bonds with flexibility to invest up to 20% of the Fund’s total assets in non-investment grade, US dollar-denominated and non-US dollar-denominated securities of foreign issuers (in both developed and emerging markets). The Fund may invest in government securities, asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Fund may also invest in derivatives and other instruments that have similar economic characteristics to securities in which the Fund may invest.

We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.

The Fund’s security selection is supported by a team of specialists. Team members conduct top-down macroeconomic analysis and bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” versus the Fund’s benchmark as well as the risk parameters for the Fund. (Alpha is a measure of performance on a risk-adjusted basis.) Investment vehicles are evaluated for liquidity and risk versus relative value.

  Sell decisions generally are based on:

∎	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure).
∎	The need to limit or reduce exposure to a particular sector or issuer.
∎	Degradation of an issuer’s credit quality.
∎	Realignment of a valuation target.
∎	Presentation of a better relative value opportunity.

Market conditions and your Fund

During the fiscal year, the US Treasury yield curve flattened as a result of short-term yield increases since yields on short-term bonds are more sensitive to monetary policy. Around the developed world, major central banks maintained accommodative monetary policies geared toward growth stimulation.

  The US corporate credit sector continued to post positive excess returns for the fiscal year, with lower-rated investment grade securities continuing to drive relative performance. Favorable technicals remained and, given the positive trend in global growth, the fundamental environment also proved supportive during the fiscal year. A notable corporate tax cut, part of the Tax Cut and Jobs Act signed into law by President Donald Trump in December 2017, was an additional catalyst for the positive tone in the market for credit. Corporate leverage appeared to stabilize near recent cycle highs, with little pressure from shareholders given robust equity returns. During the Fund’s fiscal year, the US Federal Reserve (the Fed) raised the fed funds target rate by 75 basis points with consecutive 25 basis point hikes in March, June and December 2017.1 (A basis point is one one-hundredth of a percentage point.) As a result, the fed funds target rate stood at a range of 1.25% to 1.50% at the end of the fiscal year.1 Longer-maturity US Treasury yields also crept higher as the Fed transitioned toward a more hawkish tone. Yields on 10-year US Treasuries stood at

Portfolio Composition
By security type
Bonds and Notes	91.2%
Preferred Stocks	3.5
U.S. Treasury Securities	2.6
Asset-Backed Securities	0.8
Municipal Obligations	0.2
Money Market Funds Plus Other Assets Less Liabilities	1.7

Top Five Debt Issuers*

1.	AT&T Inc.	3.2%
2.	Bank of America Corp.	2.8
3.	American Airlines Pass Through Trust	2.2
4.	U.S. Treasury Notes	2.0
5.	AerCap Global Aviation Trust	1.8

Total Net Assets	$223.4 million
Total Number of Holdings*	608

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4	Invesco Bond Fund

2.87% as of February 28, 2018, 51 basis points higher than at the beginning of the fiscal year.2 Jerome Powell succeeded Janet Yellen as Fed chair on February 5, 2018. Powell has served as a member of the Fed Board of Governors since 2012 and is largely expected to stay the course with a gradual approach to monetary policy normalization.

During this fiscal year of increasing interest rates, short-term investment grade corporate credit posted modest gains while the broader investment grade corporate bond universe continued to record strong single-digit returns. US dollar-denominated emerging market corporate debt posted strong returns and performed better than investment grade corporate credit, but fell short of high yield debt.

The Fund, at NAV, posted a positive return for the fiscal year and outperformed its benchmark, the Bloomberg Barclays Baa U.S. Corporate Bond Index. Security selection within investment grade corporate bonds was the most notable contributor to Fund performance versus the benchmark. Security selection within the communication, brokerage and consumer non-cyclical subsectors also contributed to relative Fund performance for the fiscal year. Selection within the insurance, energy and technology subsectors detracted from the Fund’s relative performance. Additionally, underweight exposures to the industrials and utilities sectors proved beneficial while overweight exposure to the financials sector detracted from relative Fund performance. Out-of-index exposure to the high yield sector contributed to relative Fund performance for the fiscal year. An allocation to longer-dated US Treasuries dampened relative returns as a result of higher intermediate and long-term maturity yields.

The Fund may use active duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the fiscal year, duration of the portfolio was maintained near the Fund’s benchmark, on average, and the timing of changes and the degree of variance from the Fund’s benchmark contributed to relative Fund returns. Buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration.

Part of the Fund’s strategy in seeking to manage currency risk in the portfolio during the fiscal year entailed purchasing and selling currency derivatives. Management of currency risk was carried out via currency forwards on an as-needed basis and was effective in managing the currency positioning within the Fund during the fiscal year. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Bond Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve
2	Source: US Treasury

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matt Brill Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Bond Fund. He has been associated with Invesco and/or its affiliates since 2013 and began managing the Fund in 2013. Mr. Brill was employed by ING Investment Management in an investment management capacity from 2005 to 2013. He earned a BA in economics from Washington and Lee University.

Chuck Burge Portfolio Manager, is manager of Invesco Bond Fund. He has been associated with Invesco or its investment advisory affiliates in an investment management capacity since 2002 and began managing the Fund in 2010. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Michael Hyman Portfolio Manager, is manager of Invesco Bond Fund. He has been associated with Invesco and/or its affiliates since 2013 and began managing the Fund in 2013. Mr. Hyman was employed by ING Investment Management in an investment management capacity from 2001 to 2013. He earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Bond Fund. He has been associated with Invesco or its investment advisory affiliates in an investment management capacity since 2000 and began managing the Fund in 2012. Mr. Roberts earned a BBA in finance from the University of Houston.

5	Invesco Bond Fund

Supplemental Information

Invesco Bond Fund’s investment objective is to seek interest income while conserving capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays Baa U.S. Corporate Bond Index is the Baa component of the Bloomberg Barclays U.S. Corporate Investment Grade Index.
∎	The Bloomberg Barclays U.S. Corporate Investment Grade Index is an unmanaged index considered representative of fixed-rate investment grade taxable bond debt.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Bond Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

∎ Add to your account:

You may increase your shares in your Fund easily and automatically with the Plan.

∎ Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

∎ Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed-end.

∎ Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Fund is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Fund is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/closed-end.

7	Invesco Bond Fund

Schedule of Investments(a)

February 28, 2018

	Principal Amount	Value
Bonds & Notes–91.21%
Advertising–0.06%
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$123,000	$127,767

Aerospace & Defense–0.41%
Bombardier Inc. (Canada), Sr. Unsec. Notes,
6.13%, 01/15/2023(b)	46,000	46,345
7.50%, 03/15/2025(b)	62,000	63,937
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	66,000	68,227
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	45,000	46,463
Northrop Grumman Corp., Sr. Unsec. Global Notes, 4.03%, 10/15/2047	580,000	559,305
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes,
6.50%, 07/15/2024	15,000	15,506
6.50%, 05/15/2025	120,000	123,300
		923,083

Agricultural & Farm Machinery–0.04%
Titan International, Inc., Sr. Sec. Gtd. First Lien Notes, 6.50%, 11/30/2023(b)	94,000	96,115

Air Freight & Logistics–0.56%
Adani Abbot Point Terminal Pty Ltd. (Australia), Sr. Sec. Gtd. Notes, 4.45%, 12/15/2022(b)	685,000	654,496
FedEx Corp., Sr. Unsec. Gtd. Notes,
3.40%, 02/15/2028	196,000	191,297
4.05%, 02/15/2048	394,000	372,841
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	25,000	26,075
		1,244,709

Airlines–5.55%
Air Canada Pass Through Trust (Canada),
Series 2017-1, Class A, Sec. Pass Through Ctfs., 3.55%, 07/15/2031(b)	414,000	406,298
Series 2017-1, Class B, Sec. Pass Through Ctfs., 3.70%, 07/15/2027(b)	497,000	489,794
Series 2017-1, Class AA, Sec. Pass Through Ctfs., 3.30%, 07/15/2031(b)	432,000	420,663

	Principal Amount	Value
Airlines–(continued)
American Airlines Pass Through Trust,
Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	$431,149	$437,099
Series 2016-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.58%, 07/15/2029	403,737	399,808
Series 2016-3, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.00%, 04/15/2030	874,175	837,504
Series 2017-1, Class A, Sec. Second Lien Pass Through Ctfs., 4.00%, 08/15/2030	453,592	457,175
Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 08/15/2030	566,990	563,801
Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 08/15/2026	476,213	493,070
Series 2017-2, Class A, Sec. Second Lien Pass Through Ctfs., 3.60%, 04/15/2031	636,000	631,625
Series 2017-2, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.35%, 04/15/2031	793,000	774,540
Series 2017-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.70%, 04/15/2027	425,000	416,079
Continental Airlines Pass Through Trust, Series 2010-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.00%, 07/12/2020	124,796	127,604
Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.95%, 11/23/2020	184,321	187,859
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Global Pass Through Ctfs., 4.20%, 08/15/2029	1,272,925	1,272,925
Norwegian Air Shuttle ASA Pass Through Trust (Norway),
Series 2016-1, Class A, Sec. Pass Through Ctfs., 4.88%, 11/10/2029(b)	490,569	483,946
Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 05/10/2025(b)	585,477	626,460
United Airlines Pass Through Trust,
Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 03/03/2024	531,304	542,897
Series 2016-1, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 07/07/2027	419,000	411,764
Series 2016-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 04/07/2027	483,000	470,476
Series 2018-1, Class A, Sec. Second Lien Pass Thru Ctfs., 3.70%, 09/01/2031	683,000	678,262
Series 2018-1, Class AA, Sr. Sec. First Lien Pass Thru Ctfs., 3.50%, 09/01/2031	643,000	637,086

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Bond Fund

	Principal Amount	Value
Airlines–(continued)
WestJet Airlines Ltd. (Canada), Sr. Unsec. Notes, 3.50%, 06/16/2021(b)	$623,000	$625,335
		12,392,070

Alternative Carriers–0.10%
CenturyLink, Inc.,
Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	60,000	61,650
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	58,000	58,435
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes,
5.25%, 03/15/2026	39,000	37,635
5.38%, 05/01/2025	63,000	62,685
		220,405

Aluminum–0.13%
Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	200,000	215,500
Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(b)	67,000	68,675
		284,175

Apparel Retail–0.11%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	86,000	85,570
L Brands, Inc., Sr. Unsec. Gtd. Global Notes,
5.63%, 02/15/2022	98,000	102,410
6.75%, 07/01/2036	10,000	9,850
6.88%, 11/01/2035	40,000	40,138
		237,968

Apparel, Accessories & Luxury Goods–0.04%
Hanesbrands Inc., Sr. Unsec. Gtd. Notes,
4.63%, 05/15/2024(b)	14,000	13,930
4.88%, 05/15/2026(b)	75,000	74,063
		87,993

Asset Management & Custody Banks–1.98%
Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	1,215,000	1,252,784
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	355,000	356,546
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	1,090,000	1,182,842
Carlyle Holdings II Finance LLC, Sr. Unsec. Gtd. Notes, 5.63%, 03/30/2043(b)	1,425,000	1,529,576
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	101,000	110,216
		4,431,964

Auto Parts & Equipment–0.05%
Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	25,000	25,672

	Principal Amount	Value
Auto Parts & Equipment–(continued)
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	$17,000	$17,425
Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(b)	45,000	44,732
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	7,000	6,983
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	18,000	18,585
		113,397

Automobile Manufacturers–0.24%
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	532,000	533,048

Automotive Retail–0.60%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes,
4.50%, 12/01/2023	300,000	310,513
5.75%, 05/01/2020	845,000	890,375
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	23,000	23,460
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	44,000	45,045
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	63,000	63,000
		1,332,393

Brewers–1.15%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 4.90%, 02/01/2046	1,897,000	2,030,376
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/2039	361,000	538,608
		2,568,984

Broadcasting–0.17%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes,
4.75%, 08/01/2025	12,000	11,655
5.00%, 04/01/2024	50,000	50,250
Clear Channel Worldwide Holdings, Inc.,
Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	78,000	80,535
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	80,000	80,200
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	51,000	53,741
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	53,000	53,398
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	59,000	60,475
		390,254

Building Products–0.74%
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	68,000	68,969

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Bond Fund

	Principal Amount	Value
Building Products–(continued)
James Hardie International Finance DAC (Ireland), Sr. Unsec. Notes, 5.00%, 01/15/2028(b)	$400,000	$398,000
Owens Corning, Sr. Unsec. Gtd. Global Notes, 4.30%, 07/15/2047	619,000	571,803
Standard Industries Inc., Sr. Unsec. Notes,
5.00%, 02/15/2027(b)	50,000	49,687
6.00%, 10/15/2025(b)	51,000	54,124
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 4.35%, 02/15/2028	538,000	511,100
		1,653,683

Cable & Satellite–2.84%
Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	200,000	200,250
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	200,000	187,250
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec. Global Notes, 5.75%, 09/01/2023	70,000	71,575
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	145,000	147,356
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.91%, 07/23/2025	1,257,000	1,296,405
Comcast Corp.,
Sr. Unsec. Gtd. Global Notes, 3.40%, 07/15/2046	390,000	335,308
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	580,000	743,929
CSC Holdings LLC,
Sr. Unsec. Global Notes, 6.75%, 11/15/2021	85,000	89,622
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2028(b)	558,000	546,840
Sr. Unsec. Notes, 10.88%, 10/15/2025(b)	200,000	236,500
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 5.20%, 09/20/2047	165,000	164,384
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes,
5.88%, 11/15/2024	162,000	152,077
7.88%, 09/01/2019	109,000	115,268
Intelsat Jackson Holdings S.A. (Luxembourg),
Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	55,000	45,650
Sr. Unsec. Gtd. Global Notes,
7.25%, 10/15/2020	86,000	80,518
7.50%, 04/01/2021	48,000	43,830
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.95%, 04/01/2041	1,193,000	1,444,221

	Principal Amount	Value
Cable & Satellite–(continued)
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes,
3.88%, 08/01/2022(b)	$120,000	$118,200
5.38%, 07/15/2026(b)	69,000	70,035
6.00%, 07/15/2024(b)	50,000	52,500
Virgin Media Secured Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.50%, 01/15/2025(b)	200,000	202,250
		6,343,968

Casinos & Gaming–0.25%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes,
6.38%, 04/01/2026	23,000	24,236
6.88%, 05/15/2023	86,000	91,052
MGM Resorts International,
Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	52,000	56,319
Sr. Unsec. Gtd. Notes,
4.63%, 09/01/2026	28,000	27,510
6.00%, 03/15/2023	35,000	37,319
7.75%, 03/15/2022	53,000	59,228
Pinnacle Entertainment, Inc., Sr. Unsec. Global Notes, 5.63%, 05/01/2024	85,000	90,143
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	81,000	88,148
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes,
5.25%, 05/15/2027(b)	23,000	22,626
5.50%, 03/01/2025(b)	69,000	70,121
		566,702

Coal & Consumable Fuels–0.02%
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	44,000	46,090

Commodity Chemicals–0.04%
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	44,000	45,650
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	41,000	42,384
		88,034

Communications Equipment–0.22%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	123,000	127,649
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	62,000	60,683
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	63,000	68,040
Motorola Solutions, Inc., Sr. Unsec. Global Notes, 4.60%, 02/23/2028	240,000	240,306
		496,678

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Bond Fund

	Principal Amount	Value
Construction & Engineering–0.01%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	$27,000	$26,216

Construction Machinery & Heavy Trucks–0.06%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	44,000	45,980
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	43,000	45,056
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	41,000	41,461
		132,497

Construction Materials–0.13%
Martin Marietta Materials, Inc., Sr. Unsec. Global Notes, 4.25%, 12/15/2047	305,000	284,374

Consumer Finance–2.18%
Ally Financial Inc.,
Sr. Unsec. Global Notes,
4.13%, 03/30/2020	950,000	960,687
4.63%, 03/30/2025	131,000	132,146
5.13%, 09/30/2024	17,000	17,680
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	40,000	43,400
Capital One Financial Corp., Sr. Unsec. Global Notes,
3.05%, 03/09/2022	450,000	442,265
3.75%, 03/09/2027	1,210,000	1,178,409
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(c)	678,000	681,390
Navient Corp., Sr. Unsec. Medium-Term Notes,
7.25%, 01/25/2022	30,000	32,248
8.00%, 03/25/2020	65,000	69,794
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	1,300,000	1,322,939
		4,880,958

Copper–0.31%
First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	80,000	82,650
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	108,000	105,570
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	476,000	505,750
		693,970

Data Processing & Outsourced Services–0.31%
Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	483,000	476,430
First Data Corp.,
Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	37,000	37,370
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	172,000	181,245
		695,045

	Principal Amount	Value
Distillers & Vintners–0.57%
Constellation Brands, Inc., Sr. Unsec. Gtd. Global Notes,
3.20%, 02/15/2023	$329,000	$325,269
3.60%, 02/15/2028	601,000	581,987
4.10%, 02/15/2048	391,000	363,624
		1,270,880

Diversified Banks–13.09%
ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	815,000	786,019
Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75%(b)(c)	1,355,000	1,485,419
Banco Safra S.A. (Brazil), Sr. Unsec. Notes, 4.13%, 02/08/2023(b)	1,065,000	1,053,817
Bank of America Corp.,
Unsec. Sub. Global Notes, 7.75%, 05/14/2038	765,000	1,094,530
Series M, Jr. Unsec. Sub. Bonds, 8.13%(c)	1,480,000	1,504,050
Series X, Jr. Unsec. Sub. Notes, 6.25%(c)	305,000	328,317
Series Z, Jr. Unsec. Sub. Notes, 6.50%(c)	1,130,000	1,240,401
Series AA, Jr. Unsec. Sub. Notes, 6.10%(c)	1,495,000	1,586,569
Series DD, Jr. Unsec. Sub. Notes, 6.30%(c)	440,000	484,000
Bank of China Ltd. (China), Unsec. Sub. Notes, 5.00%, 11/13/2024(b)	540,000	562,785
Barclays PLC (United Kingdom), Unsec. Sub. Global Notes, 4.84%, 05/09/2028	200,000	197,212
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	535,000	545,031
BNP Paribas S.A. (France), Unsec. Sub. Notes, 4.38%, 03/01/2033(b)	708,000	701,819
Citigroup Inc.,
Sr. Unsec. Global Notes, 2.88%, 07/24/2023	245,000	239,370
Unsec. Sub. Global Notes, 5.50%, 09/13/2025	1,220,000	1,336,537
Series N, Jr. Unsec. Sub. Global Notes, 5.80%(c)	750,000	777,337
Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(c)	545,000	565,533
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)	450,000	484,312
Commonwealth Bank of Australia (Australia), Unsec. Sub. Notes, 4.32%, 01/10/2048(b)	389,000	374,970
Coöperatieve Rabobank U.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(c)	210,000	230,213
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	772,000	782,808

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
HSBC Holdings PLC (United Kingdom),
Jr. Unsec. Sub. Global Bonds, 6.00%(c)	$845,000	$860,844
Sr. Unsec. Global Notes, 4.00%, 03/30/2022	500,000	512,673
Unsec. Sub. Global Notes, 4.38%, 11/23/2026	214,000	215,347
Industrial & Commercial Bank of China Ltd. (China), Sr. Unsec. Notes, 3.54%, 11/08/2027	266,000	255,344
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50%(c)	720,000	756,720
Intesa Sanpaolo S.p.A. (Italy),
Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	1,170,000	1,181,535
Sr. Unsec. Notes, 3.13%, 07/14/2022(b)	395,000	384,431
JPMorgan Chase & Co.,
Sr. Unsec. Medium-Term Global Bonds, 2.30%, 08/15/2021	910,000	887,672
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	515,000	498,147
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(c)	535,000	538,344
Series CC, Jr. Unsec. Sub. Global Notes, 4.63%(c)	545,000	528,377
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50%(b)(c)	775,000	790,500
Royal Bank of Scotland Group PLC (The) (United Kingdom),
Sr. Unsec. Notes, 3.50%, 05/15/2023	894,000	881,666
Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	100,000	102,591
Société Générale S.A. (France), Jr. Unsec. Sub. Notes, 7.38%(b)(c)	295,000	318,600
Standard Chartered PLC (United Kingdom),
Jr. Unsec. Sub. Notes, 7.75%(b)(c)	255,000	277,631
Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	300,000	294,918
Wells Fargo & Co.,
Unsec. Sub. Global Notes, 5.38%, 11/02/2043	1,840,000	2,063,304
Unsec. Sub. Medium-Term Notes, 4.75%, 12/07/2046	375,000	390,132
Series U, Jr. Unsec. Sub. Global Notes, 5.88%(c)	634,000	674,817
Westpac Banking Corp. (Australia), Jr. Unsec. Sub. Global Bonds, 5.00%(c)	505,000	483,353
		29,257,995

Diversified Capital Markets–1.08%
Credit Suisse AG (Switzerland), Sr. Unsec. Notes, 3.00%, 10/29/2021	519,000	516,338
Credit Suisse Group AG (Switzerland), Sr. Unsec. Notes, 3.87%, 01/12/2029(b)	324,000	315,354
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	515,000	509,180

	Principal Amount	Value
Diversified Capital Markets–(continued)
Macquarie Bank Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.13%(b)(c)	$530,000	$540,600
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.63%, 08/13/2019(b)	498,000	530,711
		2,412,183

Diversified Chemicals–0.31%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes,
6.63%, 05/15/2023	117,000	123,582
7.00%, 05/15/2025	20,000	21,650
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	519,000	511,613
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	27,000	27,371
		684,216

Diversified Metals & Mining–0.07%
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	55,000	60,087
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes,
4.75%, 01/15/2022	64,000	65,280
Sr. Unsec. Notes,
6.13%, 10/01/2035	32,000	34,960
		160,327

Diversified REITs–0.98%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes,
5.00%, 03/15/2024	32,000	32,320
5.38%, 03/15/2027	36,000	36,180
Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	447,000	439,687
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/2024(b)	881,000	907,430
Sr. Unsec. Notes, 5.25%, 01/30/2026(b)	764,000	780,235
		2,195,852

Diversified Support Services–0.01%
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	25,000	25,188

Drug Retail–1.13%
CVS Pass Through Trust,
Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	974,252	1,055,213
Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/2033(b)	1,354,094	1,464,508
		2,519,721

Electric Utilities–2.53%
Electricite de France S.A. (France), Sr. Unsec. Notes, 6.00%, 01/22/2114(b)	1,755,000	1,875,969

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Bond Fund

	Principal Amount	Value
Electric Utilities–(continued)
Enel Finance International N.V. (Italy), Sr. Unsec. Gtd. Notes,
2.75%, 04/06/2023(b)	$715,000	$691,909
3.50%, 04/06/2028(b)	211,000	198,926
4.75%, 05/25/2047(b)	455,000	465,686
Exelon Corp., Jr. Unsec. Sub. Notes, 3.50%, 06/01/2022	278,000	277,924
FirstEnergy Corp.,
Series B, Sr. Unsec. Global Notes, 3.90%, 07/15/2027	387,000	382,935
Series C, Sr. Unsec. Global Notes, 4.85%, 07/15/2047	326,000	344,003
Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	300,000	297,537
Israel Electric Corp. (The) (Israel), REGS, Sr. Sec. Medium-Term Global Notes, 4.25%, 08/14/2028(b)	260,000	256,428
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	833,000	867,203
		5,658,520

Electrical Components & Equipment–0.08%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	95,000	97,494
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes,
4.88%, 10/15/2023(b)	35,000	35,656
5.00%, 10/01/2025(b)	35,000	35,437
		168,587

Electronic Equipment & Instruments–0.02%
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	47,000	46,883

Electronic Manufacturing Services–0.06%
Jabil, Inc., Sr. Unsec. Global Notes, 3.95%, 01/12/2028	150,000	144,354

Environmental & Facilities Services–0.07%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	40,000	40,900
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	60,000	59,550
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	38,000	38,285
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	12,000	12,210
		150,945

Financial Exchanges & Data–1.64%
Moody’s Corp.,
Sr. Unsec. Global Bonds, 5.50%, 09/01/2020	1,080,000	1,145,433
Sr. Unsec. Global Notes,
2.75%, 07/15/2019	40,000	40,008
4.88%, 02/15/2024	1,575,000	1,679,156
5.25%, 07/15/2044	425,000	489,374

	Principal Amount	Value
Financial Exchanges & Data–(continued)
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	$80,000	$82,144
Nasdaq, Inc., Sr. Unsec. Notes, 3.85%, 06/30/2026	230,000	228,005
		3,664,120

Food Distributors–0.05%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	100,000	104,250

Food Retail–0.07%
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	72,000	66,690
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	96,000	95,520
		162,210

Forest Products–0.15%
Klabin Finance S.A. (Brazil), Sr. Unsec. Gtd. Notes, 4.88%, 09/19/2027(b)	352,000	342,496

Gas Utilities–0.30%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes,
5.63%, 05/20/2024	98,000	99,225
5.88%, 08/20/2026	28,000	28,210
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	37,000	35,150
Infraestructura Energética Nova, S.A.B. de C.V. (Mexico), Sr. Unsec. Notes,
3.75%, 01/14/2028(b)	224,000	213,360
4.88%, 01/14/2048(b)	213,000	196,226
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	90,000	88,200
		660,371

General Merchandise Stores–0.03%
Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	66,000	68,764

Health Care Equipment–0.11%
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	61,000	61,153
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.63%, 11/15/2027	187,000	183,026
		244,179

Health Care Facilities–0.60%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	50,000	51,875
Community Health Systems, Inc.,
Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	40,000	37,100
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	65,000	59,475
Sr. Unsec. Gtd. Global Notes,
6.88%, 02/01/2022	16,935	11,092
8.00%, 11/15/2019	45,000	42,159

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Bond Fund

	Principal Amount	Value
Health Care Facilities–(continued)
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	$45,000	$46,013
HCA Healthcare, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	125,000	131,875
HCA, Inc.,
Sr. Sec. Gtd. First Lien Global Notes,
5.88%, 03/15/2022	52,000	55,250
6.50%, 02/15/2020	250,000	263,750
Sr. Sec. Gtd. First Lien Notes,
5.25%, 04/15/2025	76,000	78,280
5.50%, 06/15/2047	272,000	269,280
Sr. Unsec. Gtd. Notes,
5.38%, 02/01/2025	50,000	50,954
5.88%, 02/15/2026	30,000	31,125
LifePoint Health, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	40,000	39,250
Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2023	11,000	11,069
Tenet Healthcare Corp.,
Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	11,000	11,660
Sr. Unsec. Global Notes,
6.75%, 06/15/2023	95,000	95,356
8.13%, 04/01/2022	60,000	63,375
		1,348,938

Health Care REITs–1.37%
HCP, Inc., Sr. Unsec. Global Notes,
4.00%, 12/01/2022	994,000	1,024,067
4.25%, 11/15/2023	525,000	541,926
Physicians Realty L.P., Sr. Unsec. Gtd. Global Notes, 4.30%, 03/15/2027	310,000	308,659
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	1,090,000	1,189,921
		3,064,573

Health Care Services–0.63%
AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	40,000	40,500
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	47,000	46,177
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(d)	52,000	52,131
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(b)	21,000	22,207
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 3.00%, 07/15/2023	591,000	570,956
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.60%, 09/01/2027	450,000	437,881
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	45,000	46,181
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	105,000	110,775

	Principal Amount	Value
Health Care Services–(continued)
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes,
6.75%, 07/01/2025(b)	$22,000	$20,790
8.88%, 04/15/2021(b)	10,000	10,425
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	45,000	41,400
		1,399,423

Home Entertainment Software–0.26%
Electronic Arts Inc., Sr. Unsec. Global Notes, 3.70%, 03/01/2021	575,000	588,134

Home Improvement Retail–0.04%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	90,000	88,200

Homebuilding–0.93%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes,
6.75%, 08/01/2025(b)	34,000	34,085
6.88%, 02/15/2021(b)	40,000	40,700
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes,
5.88%, 10/15/2027	8,000	7,620
6.75%, 03/15/2025	60,000	60,900
8.75%, 03/15/2022	40,000	43,300
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	30,000	33,563
Lennar Corp.,
Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	40,000	40,350
Sr. Unsec. Gtd. Notes,
5.25%, 06/01/2026(b)	21,000	21,525
5.38%, 10/01/2022(b)	70,000	73,325
8.38%, 01/15/2021(b)	8,000	8,964
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	1,643,000	1,573,172
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes,
6.00%, 06/01/2025	47,000	49,820
7.15%, 04/15/2020	25,000	26,813
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	57,000	59,582
		2,073,719

Hotel & Resort REITs–0.28%
Hospitality Properties Trust, Sr. Unsec. Notes, 4.95%, 02/15/2027	105,000	107,144
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	510,000	518,639
		625,783

Hotels, Resorts & Cruise Lines–0.31%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	80,000	85,900
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 3.70%, 03/15/2028	623,000	596,585
		682,485

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Bond Fund

	Principal Amount	Value
Household Products–0.11%
Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	$58,146	$59,019
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	21,000	21,443
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	61,000	64,355
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	40,000	41,400
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	46,000	46,920
		233,137

Independent Power Producers & Energy Traders–0.13%
AES Corp. (The), Sr. Unsec. Notes,
5.50%, 03/15/2024	45,000	46,181
5.50%, 04/15/2025	123,000	126,690
Calpine Corp., Sr. Unsec. Global Notes,
5.38%, 01/15/2023	24,000	23,490
5.50%, 02/01/2024	14,000	13,160
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	30,000	31,688
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes,
6.25%, 05/01/2024	31,000	32,240
6.63%, 01/15/2027	16,000	16,600
		290,049

Industrial Conglomerates–0.29%
ALFA, S.A.B. de C.V. (Mexico), Sr. Unsec. Notes, 6.88%, 03/25/2044(b)	622,000	653,877

Industrial Machinery–0.04%
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	51,000	53,933
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	40,000	40,300
		94,233

Integrated Oil & Gas–1.38%
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	49,000	47,236
Petróleos Mexicanos (Mexico),
Sr. Unsec. Gtd. Notes,
5.38%, 03/13/2022(b)	558,000	584,505
6.50%, 03/13/2027(b)	308,000	329,175
Sr. Unsec. Notes,
5.35%, 02/12/2028(b)	1,028,000	1,015,150
6.35%, 02/12/2048(b)	1,143,000	1,117,282
		3,093,348

	Principal Amount	Value
Integrated Telecommunication Services–6.07%
AT&T Inc., Sr. Unsec. Global Notes,
3.40%, 05/15/2025	$416,000	$401,139
3.90%, 08/14/2027	1,449,000	1,440,422
4.75%, 05/15/2046	606,000	576,332
5.15%, 03/15/2042	1,070,000	1,085,345
5.15%, 02/14/2050	1,281,000	1,283,488
5.25%, 03/01/2037	475,000	493,790
5.30%, 08/14/2058	866,000	870,776
5.70%, 03/01/2057	490,000	521,694
Sr. Unsec. Notes, 4.45%, 04/01/2024	365,000	376,688
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	41,000	39,012
Frontier Communications Corp., Sr. Unsec. Global Notes,
8.50%, 04/15/2020	78,000	76,733
10.50%, 09/15/2022	95,000	81,344
SFR Group S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	200,000	195,000
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	83,000	89,225
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	83,000	87,773
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 7.20%, 07/18/2036	48,000	56,400
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes,
5.46%, 02/16/2021	880,000	937,418
7.05%, 06/20/2036	1,165,000	1,483,410
Verizon Communications Inc., Sr. Unsec. Global Notes,
4.13%, 08/15/2046	307,000	274,619
4.52%, 09/15/2048	2,221,000	2,106,849
4.81%, 03/15/2039	413,000	417,822
5.01%, 08/21/2054	672,000	669,542
		13,564,821

Internet & Direct Marketing Retail–0.73%
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	1,692,000	1,620,454

Internet Software & Services–0.87%
Alibaba Group Holding Ltd. (China), Sr. Unsec. Global Notes,
4.20%, 12/06/2047	295,000	282,881
4.40%, 12/06/2057	290,000	276,648
Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(b)	56,000	58,520
Tencent Holdings Ltd. (China), Sr. Unsec. Notes,
2.99%, 01/19/2023(b)	298,000	292,098
3.60%, 01/19/2028(b)	620,000	602,879
3.93%, 01/19/2038(b)	448,000	424,611
		1,937,637

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Bond Fund

	Principal Amount	Value
Investment Banking & Brokerage–2.76%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	$564,000	$613,872
Charles Schwab Corp. (The), Series E, Jr. Unsec. Sub. Global Notes, 4.63%(c)	862,000	873,554
E*TRADE Financial Corp., Series B, Jr. Unsec. Sub. Global Notes, 5.30%(c)	575,000	569,250
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes, 5.25%, 07/27/2021	565,000	602,440
Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/2044	1,060,000	1,137,696
Unsec. Sub. Global Notes, 6.75%, 10/01/2037	310,000	393,376
Series P, Jr. Unsec. Sub. Notes, 5.00%(c)	495,000	482,684
Jefferies Group LLC/Jefferies Group Capital Finance Inc., Sr. Unsec. Global Notes, 4.15%, 01/23/2030	552,000	525,160
Raymond James Financial, Inc., Sr. Unsec. Global Notes, 4.95%, 07/15/2046	885,000	963,475
		6,161,507

IT Consulting & Other Services–0.16%
DXC Technology Co., Sr. Unsec. Global Notes, 4.45%, 09/18/2022	340,000	351,236

Leisure Facilities–0.06%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	55,000	56,719
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	69,000	69,006
		125,725

Leisure Products–0.29%
Mattel, Inc.,
Sr. Unsec. Global Notes,
2.35%, 05/06/2019	534,000	529,327
5.45%, 11/01/2041	21,000	18,690
Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(b)	88,000	89,760
Sr. Unsec. Notes, 6.20%, 10/01/2040	12,000	11,220
		648,997

Life & Health Insurance–2.92%
Athene Holding Ltd., Sr. Unsec. Notes, 4.13%, 01/12/2028	970,000	935,253
Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00%(b)(c)	545,000	525,244
Global Atlantic Financial Group Ltd., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	950,000	1,080,922
MetLife, Inc.,
Sr. Unsec. Global Notes, 4.13%, 08/13/2042	390,000	387,655
Series C, Jr. Unsec. Sub. Global Notes, 5.25%(c)	910,000	935,753

	Principal Amount	Value
Life & Health Insurance–(continued)
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	$1,645,000	$1,741,764
Pacific Life Insurance Co., Unsec. Sub. Notes, 4.30%, 10/24/2067(b)	430,000	402,588
Prudential Financial, Inc., Sr. Unsec. Notes, 3.91%, 12/07/2047(b)	549,000	522,767
		6,531,946

Managed Health Care–0.48%
Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	30,000	29,906
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	435,000	451,078
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	32,000	30,800
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	483,000	490,101
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	75,000	76,096
		1,077,981

Marine–0.12%
Hidrovias International Finance S.a.r.l. (Brazil), Sr. Unsec. Gtd. Notes, 5.95%, 01/24/2025(b)	276,000	277,173

Metal & Glass Containers–0.08%
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	85,000	89,569
Berry Global, Inc.,
Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	25,000	26,125
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	38,000	39,092
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	14,000	13,580
		168,366

Movies & Entertainment–0.77%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	85,000	82,981
Lions Gate Entertainment Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	43,000	45,133
Time Warner Cable, Inc., Sr. Sec. Gtd. First Lien Global Deb., 6.75%, 07/01/2018	685,000	694,208
Time Warner, Inc., Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	850,000	908,164
		1,730,486

Multi-Line Insurance–1.85%
American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	272,000	263,226
American International Group, Inc., Sr. Unsec. Global Notes,
3.90%, 04/01/2026	635,000	632,895
4.50%, 07/16/2044	1,485,000	1,480,644

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Bond Fund

	Principal Amount	Value
Multi-Line Insurance–(continued)
Massachusetts Mutual Life Insurance Co., Unsec. Sub. Notes, 4.90%, 04/01/2077(b)	$425,000	$439,616
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	830,000	882,141
XLIT Ltd. (Bermuda), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	415,000	438,987
		4,137,509

Multi-Utilities–0.29%
Sempra Energy, Sr. Unsec. Global Notes,
2.90%, 02/01/2023	271,000	266,488
3.80%, 02/01/2038	402,000	382,158
		648,646

Office REITs–0.37%
Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	550,000	543,491
Hudson Pacific Properties, LP, Sr. Unsec. Gtd. Notes, 3.95%, 11/01/2027	299,000	286,562
		830,053

Office Services & Supplies–0.55%
Pitney Bowes Inc., Sr. Unsec. Global Notes,
3.63%, 10/01/2021	805,000	771,794
4.70%, 04/01/2023	496,000	466,860
		1,238,654

Oil & Gas Drilling–0.11%
Ensco PLC, Sr. Unsec. Global Notes,
4.50%, 10/01/2024	2,000	1,640
7.75%, 02/01/2026	81,000	76,849
Noble Holding International Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	43,000	39,345
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes,
5.25%, 11/15/2024	54,000	51,705
6.50%, 12/15/2021	15,000	15,337
7.75%, 12/15/2023	9,000	9,540
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	50,000	45,375
		239,791

Oil & Gas Equipment & Services–0.28%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	25,000	25,188
Baker Hughes, a GE Co., LLC/Baker Hughes Co-Obligor, Inc., Sr. Unsec. Global Notes, 3.34%, 12/15/2027	510,000	487,479
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	50,000	51,062
Weatherford International Ltd., Sr. Unsec. Gtd. Notes,
6.50%, 08/01/2036	50,000	38,250
8.25%, 06/15/2023	20,000	19,450
		621,429

	Principal Amount	Value
Oil & Gas Exploration & Production–0.59%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	$77,000	$79,310
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	47,000	37,365
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	53,000	54,325
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	103,000	105,533
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	75,000	73,125
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	33,000	25,575
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	41,000	42,435
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	48,000	47,400
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	66,000	69,795
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	90,000	92,306
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	88,000	91,300
QEP Resources, Inc.,
Sr. Unsec. Global Notes,
5.25%, 05/01/2023	22,000	21,945
5.63%, 03/01/2026	21,000	20,738
Sr. Unsec. Notes, 6.88%, 03/01/2021	58,000	62,060
Range Resources Corp., Sr. Unsec. Gtd. Global Notes,
4.88%, 05/15/2025	50,000	48,156
5.88%, 07/01/2022	43,000	43,860
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 01/15/2025	69,000	69,862
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	45,000	45,675
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	69,000	65,033
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	86,000	87,182
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	78,000	80,145
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	58,000	58,290
		1,321,415

Oil & Gas Refining & Marketing–0.02%
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(b)	42,000	41,790

Oil & Gas Storage & Transportation–6.86%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), Sr. Sec. Notes, 3.65%, 11/02/2029(b)	431,000	411,632

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	$128,000	$137,760
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	84,000	86,310
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	107,000	113,688
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25%(c)	242,000	235,103
Energy Transfer, L.P.,
Sr. Unsec. Global Notes, 4.65%, 06/01/2021	324,000	335,456
Sr. Unsec. Notes,
4.20%, 04/15/2027	308,000	300,005
4.75%, 01/15/2026	637,000	648,014
5.15%, 03/15/2045	725,000	685,898
5.30%, 04/15/2047	651,000	628,786
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Notes, 4.25%, 02/15/2048	279,000	267,334
Series A, Jr. Unsec. Gtd. Sub. Variable Rate Notes, 5.48% (3 mo. USD LIBOR + 3.71%), 08/01/2066(e)	300,000	301,581
Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077	665,000	656,688
Sr. Unsec. Gtd. Global Notes, 6.88%, 03/01/2033	100,000	125,796
EQT Midstream Partners L.P., Sr. Unsec. Notes, 4.00%, 08/01/2024	840,000	821,672
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	23,000	23,748
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 4.25%, 09/01/2024	516,000	522,925
Kinder Morgan, Inc., Sr. Unsec. Gtd. Medium-Term Global Notes,
7.75%, 01/15/2032	207,000	264,364
7.80%, 08/01/2031	261,000	331,759
MPLX LP, Sr. Unsec. Global Notes,
4.00%, 03/15/2028	175,000	172,346
4.70%, 04/15/2048	603,000	582,884
4.90%, 04/15/2058	215,000	207,715
NGPL PipeCo. LLC,
Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	292,000	295,650
Sr. Unsec. Notes, 4.38%, 08/15/2022(b)	170,000	170,213
ONEOK, Inc., Sr. Unsec. Gtd. Global Notes, 4.95%, 07/13/2047	696,000	708,824
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)	2,130,000	2,098,050
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes,
4.20%, 03/15/2028	1,231,000	1,207,768
5.00%, 03/15/2027	397,000	412,650
5.63%, 03/01/2025	84,000	90,488

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	$50,000	$49,625
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds,
5.13%, 02/01/2025	47,000	47,000
5.25%, 05/01/2023	855,000	869,432
Western Gas Partners, LP, Sr. Unsec. Notes, 5.30%, 03/01/2048	195,000	195,671
Williams Cos., Inc. (The),
Sr. Unsec. Global Notes, 4.55%, 06/24/2024	85,000	86,063
Sr. Unsec. Notes, 7.88%, 09/01/2021	31,000	34,875
Williams Partners L.P.,
Sr. Unsec. Global Notes, 3.60%, 03/15/2022	729,000	731,842
Sr. Unsec. Notes, 4.13%, 11/15/2020	447,000	457,687
		15,317,302

Other Diversified Financial Services–0.45%
ILFC E-Capital Trust II, Jr. Unsec. Gtd. Sub. Variable Rate Notes, 4.62% (30 yr. U.S. Treasury Yield Curve Rate + 1.80%), 12/21/2065(b)(e)	300,000	296,250
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	47,000	47,705
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 3.00%, 07/15/2022(b)	474,000	463,689
SPARC EM SPC Panama Metro Line 2 S.P. (Cayman Islands), Sr. Sec. Gtd. Notes, 0.00%, 12/05/2022(b)(f)	200,000	182,750
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	17,000	17,860
		1,008,254

Packaged Foods & Meats–0.11%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	35,000	33,775
JBS USA Lux S.A./JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(b)	60,000	57,600
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	41,000	41,410
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	100,000	102,250
		235,035

Paper Packaging–0.03%
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	55,000	56,238

Paper Products–0.02%
Mercer International Inc. (Canada),
Sr. Unsec. Global Notes,
6.50%, 02/01/2024	20,000	21,000
7.75%, 12/01/2022	5,000	5,294
Sr. Unsec. Notes, 5.50%, 01/15/2026(b)	17,000	16,957
		43,251

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Bond Fund

	Principal Amount	Value
Pharmaceuticals–0.12%
Catalent Pharma Solutions, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2026(b)	$11,000	$10,918
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	50,000	47,920
Valeant Pharmaceuticals International, Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	35,000	34,759
Sr. Unsec. Gtd. Notes,
5.63%, 12/01/2021(b)	93,000	88,583
5.88%, 05/15/2023(b)	20,000	17,850
6.13%, 04/15/2025(b)	40,000	35,225
7.25%, 07/15/2022(b)	45,000	43,931
		279,186

Property & Casualty Insurance–0.86%
Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	275,000	280,251
Arch Capital Finance LLC, Sr. Unsec. Gtd. Notes, 5.03%, 12/15/2046	312,000	342,717
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	530,000	659,850
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/2019	600,000	638,458
		1,921,276

Publishing–0.04%
Meredith Corp., Sr. Unsec. Notes, 6.88%, 02/01/2026(b)	95,000	98,206

Railroads–0.65%
CSX Corp., Sr. Unsec. Global Notes,
4.30%, 03/01/2048	689,000	683,363
4.65%, 03/01/2068	662,000	651,382
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	103,000	106,862
		1,441,607

Regional Banks–1.02%
CIT Group Inc., Sr. Unsec. Global Notes,
5.00%, 08/15/2022	42,000	43,417
5.00%, 08/01/2023	60,000	61,950
Fifth Third Bancorp, Unsec. Sub. Notes, 4.30%, 01/16/2024	660,000	683,064
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	340,000	385,996
Huntington Bancshares, Inc., Series E, Jr. Sub. Global Notes, 5.70%(c)	455,000	459,266
M&T Bank Corp., Series F, Jr. Unsec. Sub. Global Notes, 5.13%(c)	279,000	284,650
Synovus Financial Corp., Sr. Unsec. Global Notes, 3.13%, 11/01/2022	370,000	361,923
		2,280,266

	Principal Amount	Value
Reinsurance–0.16%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	$339,000	$355,419

Residential REITs–0.42%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	940,000	948,108

Restaurants–0.28%
1011778 BC ULC/ New Red Finance, Inc. (Canada),
Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	125,000	122,422
Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(b)	200,000	201,750
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	44,000	44,440
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	69,000	72,450
Darden Restaurants, Inc., Sr. Unsec. Global Notes, 4.55%, 02/15/2048	173,000	171,758
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	23,000	22,540
		635,360

Retail REITs–0.39%
Brixmor Operating Partnership LP, Sr. Unsec. Global Notes, 3.25%, 09/15/2023	291,000	282,090
Realty Income Corp., Sr. Unsec. Notes, 3.25%, 10/15/2022	600,000	596,642
		878,732

Semiconductor Equipment–0.01%
Entegris Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/10/2026(b)	26,000	25,675

Semiconductors–2.16%
Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	445,000	439,242
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes,
3.00%, 01/15/2022	1,045,000	1,023,540
3.50%, 01/15/2028	1,025,000	948,316
3.88%, 01/15/2027	1,086,000	1,043,515
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	63,000	65,677
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 3.88%, 09/01/2022(b)	806,000	810,030
5.75%, 03/15/2023(b)	489,000	504,599
		4,834,919

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Bond Fund

	Principal Amount	Value
Sovereign Debt–1.34%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec. Global Bonds, 6.25%, 04/22/2019	$941,000	$969,700
Sr. Unsec. Global Notes,
4.63%, 01/11/2023	699,000	671,222
5.88%, 01/11/2028	105,000	98,319
Banque Ouest Africaine de Développement (Supranational), Sr. Unsec. Notes, 5.00%, 07/27/2027(b)	200,000	202,275
Nigeria Government International Bond (Nigeria), Sr. Unsec. Notes, 7.14%, 02/23/2030(b)	202,000	207,808
Oman Government International Bond (Oman), Sr. Unsec. Notes,
4.13%, 01/17/2023(b)	510,000	495,021
5.63%, 01/17/2028(b)	341,000	339,939
		2,984,284

Specialized Consumer Services–0.06%
ServiceMaster Co., LLC (The),
Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	27,000	26,663
Sr. Unsec. Notes, 7.45%, 08/15/2027	91,000	98,735
		125,398

Specialized Finance–4.17%
AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	3,793,000	4,134,370
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes,
3.50%, 05/26/2022	264,000	263,311
4.63%, 10/30/2020	150,000	155,079
5.00%, 10/01/2021	230,000	241,220
Air Lease Corp., Sr. Unsec. Global Notes,
3.00%, 09/15/2023	394,000	383,726
3.38%, 06/01/2021	825,000	831,132
3.63%, 12/01/2027	410,000	390,870
3.88%, 04/01/2021	995,000	1,013,928
Aircastle Ltd.,
Sr. Unsec. Global Notes, 7.63%, 04/15/2020	15,000	16,181
Sr. Unsec. Notes, 5.00%, 04/01/2023	108,000	111,633
Aviation Capital Group LLC, Sr. Unsec. Notes, 3.50%, 11/01/2027(b)	1,310,000	1,238,574
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/2019	515,000	531,884
		9,311,908

Specialized REITs–0.88%
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2040(b)	1,215,000	1,257,435
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	114,000	119,700

	Principal Amount	Value
Specialized REITs–(continued)
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	$50,000	$51,812
Iron Mountain Inc.,
Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	38,000	39,663
Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	18,000	18,000
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	46,000	45,540
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	83,000	83,000
Regency Centers, L.P., Sr. Unsec. Gtd. Notes, 4.13%, 03/15/2028	270,000	270,020
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	89,000	88,110
		1,973,280

Specialty Chemicals–0.25%
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	40,000	41,000
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	150,000	151,125
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	60,000	65,925
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	62,000	69,595
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	81,000	80,696
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	66,000	66,990
PQ Corp.,
Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	42,000	44,467
Sr. Unsec. Gtd. Notes, 5.75%, 12/15/2025(b)	9,000	9,158
Venator Finance S.a.r.l./Venator Materials Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/2025(b)	21,000	21,473
		550,429

Steel–0.12%
Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2025(b)	72,000	70,155
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes,
5.00%, 12/15/2026	19,000	19,427
5.13%, 10/01/2021	75,000	76,125
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	89,000	93,895
		259,602

Systems Software–0.02%
Symantec Corp., Sr. Unsec. Notes, 5.00%, 04/15/2025(b)	42,000	42,949

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Bond Fund

	Principal Amount	Value
Technology Distributors–0.24%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	$485,000	$489,433
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	42,000	42,578
		532,011

Technology Hardware, Storage & Peripherals–1.24%
Apple Inc., Sr. Unsec. Global Notes, 4.25%, 02/09/2047	255,000	263,454
Dell International LLC/ EMC Corp.,
Sr. Sec. Gtd. First Lien Notes,
6.02%, 06/15/2026(b)	1,286,000	1,377,977
8.35%, 07/15/2046(b)	752,000	954,382
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	115,000	124,227
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	55,000	58,231
		2,778,271

Thrifts & Mortgage Finance–0.11%
Nationwide Building Society (United Kingdom), Unsec. Sub. Notes, 4.13%, 10/18/2032(b)	250,000	241,345

Tobacco–1.13%
BAT Capital Corp. (United Kingdom), Sr. Unsec. Gtd. Notes,
2.76%, 08/15/2022(b)	682,000	663,239
3.22%, 08/15/2024(b)	445,000	429,263
3.56%, 08/15/2027(b)	643,000	615,891
Philip Morris International Inc., Sr. Unsec. Global Notes, 2.50%, 11/02/2022	840,000	813,737
		2,522,130

Trading Companies & Distributors–0.14%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	79,000	80,382
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 09/01/2025(b)	96,000	98,400
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	63,000	68,966
United Rentals North America, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	42,000	43,418
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	20,000	20,520
		311,686

Trucking–0.19%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	27,000	26,156
DAE Funding LLC (United Arab Emirates), Sr. Unsec. Gtd. Notes,
4.00%, 08/01/2020(b)	170,000	167,450
4.50%, 08/01/2022(b)	233,000	226,593
		420,199

	Principal Amount	Value
Wireless Telecommunication Services–1.35%
América Móvil, S.A.B. de C.V. (Mexico),
Sr. Unsec. Global Notes, 4.38%, 07/16/2042	$620,000	$627,293
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	565,000	688,052
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/2024(b)	200,000	210,332
CB Escrow Corp., Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	9,000	8,843
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	60,000	63,532
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.25%, 09/15/2021	86,000	89,978
7.63%, 02/15/2025	35,000	35,088
7.88%, 09/15/2023	167,000	173,262
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 03/20/2023(b)	1,122,188	1,127,798
		3,024,178
Total Bonds & Notes (Cost $199,878,022)		203,782,600

	Shares
Preferred Stocks–3.52%
Diversified Banks–1.34%
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	2,344	2,988,600

Investment Banking & Brokerage–1.58%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	20,000	529,400
Morgan Stanley, Series E, 7.13% Pfd.	65,000	1,863,550
Morgan Stanley, Series F, 6.88% Pfd.	40,000	1,128,000
		3,520,950

Regional Banks–0.43%
CIT Group Inc., Series A, 5.80% Pfd.	10,000	10,125
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	30,000	831,600
SunTrust Banks, Inc., Series G, 5.05% Pfd.	121,000	121,151
		962,876

Reinsurance–0.17%
Reinsurance Group of America, Inc., 6.20% Pfd.	14,000	390,040
Total Preferred Stocks (Cost $7,358,731)		7,862,466

	Principal Amount
U.S. Treasury Securities–2.65%
U.S. Treasury Bills–0.09%(g)(h)
0.00%, 07/26/2018	$15,000	14,892
1.59%, 07/26/2018	125,000	124,103
1.74%, 07/26/2018	70,000	69,498
		208,493

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Bond Fund

	Principal Amount	Value
U.S. Treasury Notes–1.98%
2.63%, 02/28/2023	$2,498,600	$2,496,111
2.75%, 02/28/2025	86,800	86,542
2.75%, 02/15/2028	1,847,400	1,828,962
		4,411,615

U.S. Treasury Bonds–0.58%
2.75%, 11/15/2047	1,403,300	1,300,410
Total U.S. Treasury Securities (Cost $5,901,386)		5,920,518

Asset-Backed Securities–0.75%
DB Master Finance LLC,
Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(b)	218,250	219,988
Series 2017-1A, Class A2I, Pass Through Ctfs., 3.63%, 11/20/2047(b)	798,000	793,172
Wendys Funding LLC, Series 2018-1A, Class A2II, Pass Through Ctfs., 3.88%, 03/15/2048(b)	670,000	666,335
Total Asset-Backed Securities (Cost $1,692,218)		1,679,495

	Principal Amount	Value
Municipal Obligations–0.16%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057 (Cost $319,499)	$300,000	$368,375

	Shares
Money Market Funds–0.48%
Invesco Government & Agency Portfolio–Institutional Class, 1.30%(i)	376,900	376,900
Invesco Liquid Assets Portfolio–Institutional Class, 1.55%(i)	269,186	269,212
Invesco Treasury Portfolio–Institutional Class, 1.29%(i)	430,743	430,743
Total Money Market Funds (Cost $1,076,855)		1,076,855
TOTAL INVESTMENTS IN SECURITIES–98.77% (Cost $216,226,711)		220,690,309
OTHER ASSETS LESS LIABILITIES–1.23%		2,742,829
NET ASSETS–100.00%		$223,433,138

Investment Abbreviations:

Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
LIBOR	– London Interbank Offered Rate

Pfd.	– Preferred
PIK	– Pay-in-Kind
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured

Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2018 was $64,738,103, which represented 28.97% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2018.
(f)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2018.

Open Futures Contracts
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Long Futures Contracts
U.S. Treasury 2 Year Notes	21	June–2018	$4,461,843	$939	$939
U.S. Treasury 5 Year Notes	117	June–2018	13,329,773	472	472
U.S. Treasury 10 Year Notes	52	June–2018	6,242,438	16,532	16,532
U.S. Treasury 30 Year Notes	65	June–2018	9,323,438	84,666	84,666
Subtotal — Long Futures Contracts				102,609	102,609

Short Futures Contracts
U.S. Treasury 10 Year Ultra Bonds	41	June–2018	(5,250,563)	(2,660)	(2,660)
U.S. Treasury Ultra Bonds	57	June–2018	(8,884,875)	(41,550)	(41,550)
Subtotal — Short Futures Contracts				(44,210)	(44,210)
Total Futures Contracts — Interest Rate Risk				$58,399	$58,399

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Bond Fund

Statement of Assets and Liabilities

February 28, 2018

Assets:
Investments in securities, at value (Cost $215,149,856)	$219,613,454
Investments in affiliated money market funds, at value and cost	1,076,855
Foreign currencies, at value (Cost $733)	755
Receivable for:
Investments sold	6,764,914
Dividends and interest	2,519,728
Investment for trustee deferred compensation and retirement plans	9,072
Total assets	229,984,778

Liabilities:
Other investments:
Variation margin payable — futures contracts	14,081
Payable for:
Investments purchased	6,401,523
Dividends	30,919
Accrued fees to affiliates	35
Accrued trustees’ and officers’ fees and benefits	3,952
Accrued other operating expenses	92,058
Trustee deferred compensation and retirement plans	9,072
Total liabilities	6,551,640
Net assets applicable to shares outstanding	$223,433,138

Net assets consist of:
Shares of beneficial interest	$218,864,120
Undistributed net investment income	(267,479)
Undistributed net realized gain	314,478
Net unrealized appreciation	4,522,019
$223,433,138

Shares outstanding, no par value, with an unlimited number of shares authorized:
Shares outstanding	11,377,069
Net asset value per share	$19.64
Market value per share	$18.23

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Bond Fund

Statement of Operations

For the year ended February 28, 2018

Investment income:
Interest	$10,192,150
Dividends	323,618
Dividends from affiliated money market funds	33,254
Total investment income	10,549,022

Expenses:
Advisory fees	965,348
Administrative services fees	52,864
Custodian fees	18,917
Transfer agent fees	52,312
Trustees’ and officers’ fees and benefits	23,605
Registration and filing fees	25,000
Reports to shareholders	30,513
Professional services fees	53,747
Other	33,979
Total expenses	1,256,285
Less: Fees waived	(4,181)
Net expenses	1,252,104
Net investment income	9,296,918

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	3,746,163
Foreign currencies	(12,171)
Forward foreign currency contracts	5,782
Futures contracts	(947,969)
Swap agreements	(20,425)
2,771,380
Change in net unrealized appreciation (depreciation) of:
Investment securities	(4,722,807)
Foreign currencies	21
Futures contracts	76,174
Swap agreements	19,096
(4,627,516)
Net realized and unrealized gain (loss)	(1,856,136)
Net increase in net assets resulting from operations	$7,440,782

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2018 and 2017

	2018	2017
Operations:
Net investment income	$9,296,918	$9,463,039
Net realized gain	2,771,380	2,641,285
Change in net unrealized appreciation (depreciation)	(4,627,516)	10,669,645
Net increase in net assets resulting from operations	7,440,782	22,773,969
Distributions to shareholders from net investment income	(9,420,213)	(9,597,695)
Distributions to shareholders from net realized gains	(2,056,974)	—
Net increase (decrease) in net assets	(4,036,405)	13,176,274

Net assets:
Beginning of year	227,469,543	214,293,269
End of year (includes undistributed net investment income of $(267,479) and $(312,825), respectively)	$223,433,138	$227,469,543

Notes to Financial Statements

February 28, 2018

NOTE 1—Significant Accounting Policies

Invesco Bond Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to seek interest income while conserving capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades

25                         Invesco Bond Fund

is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Fund declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common shareholders.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.

Indemnifications — Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the

26                         Invesco Bond Fund

Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

I.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible

27                         Invesco Bond Fund

bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.42%
Over $500 million	0.35%

For the year ended February 28, 2018, the effective advisory fees incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2018, the Adviser waived advisory fees of $4,181.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2018, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees.

Certain officers and trustees of the Fund are officers and directors of Invesco.

28                         Invesco Bond Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 28, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Bonds & Notes	$—	$203,782,600	$—	$203,782,600
Preferred Stocks	7,862,466	—	—	7,862,466
U.S. Treasury Securities	—	5,920,518	—	5,920,518
Asset-Backed Securities	—	1,679,495	—	1,679,495
Municipal Obligations	—	368,375	—	368,375
Money Market Funds	1,076,855	—	—	1,076,855
Total Investments in Securities	8,939,321	211,750,988	—	220,690,309
Other Investments — Assets*
Futures Contracts	102,609	—	—	102,609
Other Investments — Liabilities*
Futures Contracts	(44,210)	—	—	(44,210)
Total Other Investments	58,399	—	—	58,399
Total Investments	$8,997,720	$211,750,988	$—	$220,748,708

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2018:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$102,609
Derivatives not subject to master netting agreements	(102,609)
Total Derivative Assets subject to master netting agreements	$—

29                         Invesco Bond Fund

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(44,210)
Derivatives not subject to master netting agreements	44,210
Total Derivative Liabilities subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$5,782	$—	$5,782
Futures contracts	—	—	(947,969)	(947,969)
Swap agreements	(20,425)	—	—	(20,425)
Change in Net Unrealized Appreciation:
Futures contracts	—	—	76,174	76,174
Swap agreements	19,096	—	—	19,096
Total	$(1,329)	$5,782	$(871,795)	$(867,342)

The table below summarizes the twelve month average notional value of futures contracts and the four months average notional value of forward foreign currency contracts and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$1,720,596	$43,978,829	$2,500,000

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

30                         Invesco Bond Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2018 and 2017:

	2018	2017
Ordinary income	$10,503,310	$9,597,695
Long-term capital gain	973,877	—
Total distributions	$11,477,187	$9,597,695

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$59,755
Undistributed long-term gain	888,076
Net unrealized appreciation — investments	4,102,783
Net unrealized appreciation — foreign currencies	22
Temporary book/tax differences	(7,365)
Post-October capital loss deferrals	(474,253)
Shares of beneficial interest	218,864,120
Total net assets	$223,433,138

The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to book to tax accretion and amortization differences, futures contracts and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2018 was $194,338,739 and $193,494,131, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $166,416,673 and $168,454,705, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$6,510,093
Aggregate unrealized (depreciation) of investments	(2,407,310)
Net unrealized appreciation of investments	$4,102,783

Cost of investments for tax purposes is $216,645,925.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization and swap income, on February 28, 2018, undistributed net investment income was increased by $168,641, undistributed net realized gain was decreased by $166,128 and shares of beneficial interest was decreased by $2,513. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Years ended February 28,
	2018	2017
Beginning shares	11,377,069	11,377,069
Shares issued through dividend reinvestment	—	—
Ending shares	11,377,069	11,377,069

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

31                         Invesco Bond Fund

NOTE 11—Dividends

The Fund declared the following dividends from net investment income subsequent to February 28, 2018:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2018	$0.069	March 15, 2018	March 29, 2018
April 2, 2018	$0.069	April 17, 2018	April 30, 2018

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Years ended February 28,			Year ended February 29, 2016	Years ended February 28,
	2018		2017		2015	2014
Net asset value, beginning of period	$19.99		$18.84	$20.49	$20.38	$20.90
Net investment income(a)	0.82		0.83	0.84	0.85	0.86
Net gains (losses) on securities (both realized and unrealized)	(0.16)		1.16	(1.54)	0.64	(0.20)
Total from investment operations	0.66		1.99	(0.70)	1.49	0.66
Less distributions from:
Dividends from net investment income	(0.83)		(0.84)	(0.85)	(0.87)	(0.89)
Distributions from net realized gains	(0.18)		—	(0.10)	(0.51)	(0.29)
Total distributions	(1.01)		(0.84)	(0.95)	(1.38)	(1.18)
Net asset value, end of period	$19.64		$19.99	$18.84	$20.49	$20.38
Market value, end of period	$18.23		$18.98	$17.79	$18.81	$18.43
Total return at net asset value(b)	3.44%		10.96%	(3.09)%	8.22%	4.05%
Total return at market value(c)	1.12%		11.57%	(0.32)%	9.85%	(4.63)%
Net assets, end of period (000’s omitted)	$223,433		$227,470	$214,293	$233,150	$231,912
Portfolio turnover rate(d)	160%		168%	167%	218%	192%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	0.55	%(e)	0.54%	0.56%	0.55%	0.59%
Without fee waivers and/or expense reimbursements	0.55	%(e)	0.54%	0.56%	0.55%	0.59%
Ratio of net investment income to average net assets	4.04	%(e)	4.18%	4.31%	4.12%	4.26%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $229,845.

32                         Invesco Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Bond Fund (the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 27, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

33                         Invesco Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$973,877
Qualified Dividend Income*	8.73%
Corporate Dividends Received Deduction*	8.73%
U.S. Treasury Obligations*	1.79%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$1,083,097

Distribution Information

The following table sets forth on a per share basis the distribution that was paid in January 2018. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
01/31/18	Common Shares	$0.0681	$0.0000	$0.0009	$0.0690

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

34                         Invesco Bond Fund

Proxy Results

A Joint Annual Meeting (“Meeting”) of Shareholders of Invesco Bond Fund (the “Fund”) was held on September 8, 2017. The Meeting was held for the following purpose:

(1)	Election of Trustees by Common Shareholders.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Withheld
(1)	David C. Arch	10,145,267	188,052
	Teresa M. Ressel	10,151,124	182,195
	Larry Soll	10,122,983	210,336
	Philip A. Taylor	10,147,762	185,557
	Christopher L. Wilson	10,139,403	193,916

35                         Invesco Bond Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2014

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	1997	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2014	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2014	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2010

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2010

Chief Operating Officer of the Americas; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco

			N/A	N/A

T-3                         Invesco Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers— (continued)
		Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2010

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2010

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

T-4                         Invesco Bond Fund

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-02090	VK-CE-BOND-AR-1	04272018	0843

ITEM 2.	CODE OF ETHICS.

On May 2, 2018, the Board of Trustees of the Invesco Funds amended the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2018	Fees Billed for Services Rendered to the Registrant for fiscal year end 2017
Audit Fees	$36,950	$35,525
Audit-Related Fees	$0	$0
Tax Fees(1)	$8,395	$7,525
All Other Fees	$0	$0

Total Fees	$45,345	$43,050

(g) PWC billed the Registrant aggregate non-audit fees of $8,395 for the fiscal year ended 2018, and $7,525 for the fiscal year ended 2017, for non-audit services rendered to the Registrant.

(1)	Tax fees for the fiscal year end February 28, 2018 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end February 28, 2017 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees	$662,000	$635,000
Tax Fees	$0	$0
All Other Fees	$611,000	$2,827,000

Total Fees(1)	$1,273,000	$3,462,000

(1)	Audit-Related fees for the year end 2018 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2017 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2018 include fees billed related to the assessments for certain of the company’s risk management tools, current state analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2017 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,101,000 for the fiscal year ended February 28, 2018, and $6,075,000 for the fiscal year ended February 28, 2017, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $23 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended May 4, 2016

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy voles are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, Focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by lnvesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), lnvesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant lnvesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ lnvesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other lnvesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, lnvesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global lnvesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the lnvesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s

[1]	Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	Non-Votes

In the great majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•

Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•

If the security in question is on loan as part of a securities lending program, lnvesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

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Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII.	Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

A.	Shareholder Access and Treatment of Shareholder Proposals

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose. usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case by case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

C.	Capitalization Structure Issues

i.	Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. lnvesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.	Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases

lnvesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.	Corporate Governance Issues

i. Board of Directors

1.	Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, lnvesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. lnvesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.	Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

3.	Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

4.	Director Independence

lnvesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not Feasible or in the best interests of shareholders, We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5.	Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors, Invesco, therefore, generally supports proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.	Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may take into account, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7.	Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement. and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.	Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9.	Board Size

lnvesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.	Term Limits for Directors

lnvesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.

ii. Audit Committees and Auditors

1.	Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence. experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2.	Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.	Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.	Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests! and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features. and plans that appear likely to reduce the value of the client’s investment.

i. Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii. Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders have the ability to express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations with regard to the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii. Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv. Severance Arrangements

lnvesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. lnvesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v. “Claw Back” Provisions

lnvesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi. Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.	Anti-Takeover Defenses; Reincorporation

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the particular elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote. Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or other changes (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company provided that the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended
Last ☒Reviewed ☒Revised by Compliance for Accuracy	April 19, 2016
Guideline Owner	U.S. Compliance and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

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The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their Level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

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Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdidional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

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Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

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VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

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F.	POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

As of February 28, 2018, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

•	Matthew Brill, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013. From 2005 to 2013, he was employed by ING Investment Management and most recently served as Vice President and Portfolio Manager.

•	Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2002.

•	Michael Hyman, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013. From 2001 to 2013, he was employed by ING Investment Management and most recently served as Senior Vice President and Head of Investment Grade Corporate Credit.

•	Scott Roberts, Portfolio Manager, who has been responsible for the Fund since 2012 and has been associated with Invesco and/or its affiliates since 2000.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household); (ii) investments made either directly or through a deferred compensation or similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund; and (iii) total investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2018 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund	Dollar Range of Investments in Invesco Pooled Investment Vehicles with the Same or Similar Objectives and Strategies as the Fund	Dollar Range of Investments in All Invesco Funds and Invesco Pooled Investment Vehicles
Invesco Bond Fund
Matthew Brill	$50,001 - $100,000	N/A	$500,001 - $1,000,000
Chuck Burge	None	N/A	Over $1,000,000
Michael Hyman	None	N/A	$500,001 - $1,000,000
Scott Roberts	None	N/A	Over $1,000,000

Assets Managed

The following information is as of February 28, 2018 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Bond Fund
Matthew Brill	4	$7,130.6	4	$851.0	None	None
Chuck Burge	1	$1,433.9	None	None	None	None
Michael Hyman	5	$7,139.1	10	$4,235.3	1	$0.2
Scott Roberts	6	$7,245.2	4	$821.7	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed has a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco [2] Invesco Deutschland Invesco Hong Kong[2] Invesco Asset Management Invesco Asset Management (India) Private Limited (Invesco India)	One-, Three- and Five-year performance against Fund peer group

Invesco- U.S. Real Estate Division2,[3] Invesco Senior Secured2, [4] Invesco PowerShares2,[5]	Not applicable

Invesco Canada[2]	One-year performance against Fund peer group Three- and Five-year performance against entire universe of Canadian funds

Invesco Japan[6]	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco PowerShares, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

[1]	Rolling time periods based on calendar year-end.
[2]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period.
[3]	Portfolio Managers for Invesco Global Infrastructure Fund, Invesco Global Real Estate Fund, Invesco MLP Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on net operating profits of the U.S. Real Estate Division of Invesco.
[4]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[5]	Portfolio Managers for Invesco PowerShares base their bonus on Invesco results as well as overall performance of Invesco PowerShares.
[6]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 14, 2018, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 14, 2018, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Bond Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 7, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 7, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 7, 2018

EXHIBIT INDEX

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.